UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Jennifer T. Welsh

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2013 to October 31, 2014

Item 1.  Reports to Stockholders.

SECTION 19(B) DISCLOSURE

October 31, 2014

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.1375 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Annual Report | October 31, 2014	1

Reaves Utility Income Fund	Shareholder Letter
October 31, 2014 (Unaudited)

To our Shareholders:

2014 Investment Portfolio Returns

Total net assets of the Fund were $949,088,110 at October 31, 2014, or $32.71 of net asset value (NAV) per common share. One year ago net assets totaled $809,731,405 representing $27.91 of net asset value per common share. The changes include the monthly payments to shareholders totaling $1.6375. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return.

The fiscal 2014 market return for shareholders was 26.29% as is reflected in the table to follow. For the year, the share price of the Fund increased faster than the net asset value, thereby shrinking the discount. As a result, the common stock of the fund was trading at a 5.59% discount to the NAV at year end, a decrease from the 7.13% discount at the beginning of the fiscal year.

Performance

	Period Ended October 31, 2014
	One Year	Three Years	Five Years+

Total investment return – Net Asset Value*	24.24%	18.78%	23.59%
Total investment return – Market Price*	26.29%	14.39%	22.98%
S&P Utilities Index	21.89%	13.85%	14.58%
Dow Jones Utility Average	24.02%	14.36%	15.15%

+	Annualized
*	Assumes all dividends being reinvested

Distributions to Common Shareholders

The Trustees of the Fund regularly review the amount of the monthly dividend. Since the Fund’s first dividend distribution in April 2004, the monthly dividend has been increased on seven occasions from an initial monthly dividend of $0.0967 to the current amount of $0.1375, a cumulative increase of 42.2%. Through 2013, all distributions from the Fund have been paid from net investment income, including realized capital gains. We anticipate that all distributions for the year ended October 31, 2014 will be characterized as being paid from net investment income, including realized capital gains.

Leverage Facility

The amount of the Fund’s leverage facility remained constant at $290,000,000 throughout the year. As a matter of practice the Fund has held the amount of the loan facility constant even as the total market value of the portfolio has increased; as such, the leverage facility as a percentage of net assets decreased from 35.81% of net assets at October 31, 2013 to 30.56% at fiscal year-end.

Overview

In fiscal 2014 the Fund’s investments were impacted by extreme winter weather, volatile natural gas and oil prices, a strengthening U.S. dollar, a general scarcity of current income, increased fear of deflation and highly volatile fixed income and equity markets. Within this environment, utilities and the Fund produced double-digit returns. Utility dividend yields continue to exceed the yield on the 10-year U.S. Treasury bond. Many utilities increased their dividends in 2014 while growing earnings. The tax rates on dividends remain more favorable than for taxable fixed income. Foreign exchange risk is limited as only 12% of the Fund’s assets are invested outside the U.S., with most of that in Canada and the U.K.

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Historically, in times of increased uncertainty, the relatively stable revenues, cash flows and predictable dividend income from utilities have had heightened appeal to investors resulting in increased demand for the shares of quality utilities stocks.

Utilities

Utilities benefitted from a number of fundamental trends in 2014. Most important among them is the growing recognition of the need for continued long-term investment in the nation’s aging infrastructure to transport and deliver electricity, natural gas, oil, and water. Such recognition has led many (but by no means all) state regulatory commissions and the Federal Energy Regulatory Commission (“FERC”) to be generally supportive of utilities’ requests in various rate cases. In early February, 2014, Moody’s1 upgraded most investor-owned utilities from A3 to A2. The Moody’s report, dated February 3rd, highlights almost universally improved regulation across the country. State and federal regulation remains broadly supportive of the utility industry. In many areas there is a durable appetite for new investments in grid enhancement, renewable energy, storm hardening, and compliance with state and federal environmental standards. Most companies now have pre-approved mechanisms that allow immediate cost and investment recovery which eliminates regulatory lag thus improving financial returns. These mechanisms are an implicit recognition by the federal and state regulators that infrastructure investment requirements remain quite substantial, and that utilities need to be financially healthy in order to finance the investments. Tragic as it was, the ConEd natural gas line explosion in New York City on March 12, 2014 reinforced the need for replacement of aging infrastructure. Few other sectors have the potential investment opportunities and surety of returns that utilities provide.

With this trend as a backdrop for investment thesis, we have focused on utilities with significant holdings of regulated assets operating in states most supportive of ongoing capital investment including Florida, Michigan, Arizona, and South Carolina.

Fundamentals are especially good for gas and water utilities. As consumers increasingly shift to lower-cost natural gas, from alternatives for home heating and industrial usage, additional investments are required in local gas distribution. Investment is also required in the U.S.’s water delivery and processing infrastructure, much of which was built well over 50 years ago. This need for new investment is producing robust growth for our water utility investments.

Electricity long-haul transmission remains an investment focus; ITC Holdings Corp. remains a top-10 holding. In the summer the FERC issued a final, and what we consider a very constructive ruling on a complaint filed by several New England states seeking to lower allowed return on equity because of the currently low interest rate environment. While the FERC did lower the rate, it left the base rate well above 10% and changed the methodology to calculate ROE (return on equity) to be less sensitive to interest rates. Continued investment in wind and solar renewable energy, as well as new gas fired generation to replace retired coal plants, requires connection to the transmission grid.

Telecommunications

We define telecommunications broadly to include cable and tower companies, which are benefitting from the surge in demand for broadband, both fixed and wireless. Nearly 6% of the portfolio is invested in these industries.

The most significant dividend event in 2014 was the approximately $23 million special dividend the Fund received from Vodafone in the form of cash and stock, with about $16.8 million in Verizon stock. This special return to shareholders was one result of the $130 billion sale of Vodafone’s 45% interest in Verizon Wireless to Verizon Communications. Another was an aggressive incremental capital investment program designed to upgrade Vodafone assets in Europe and

[1]	Moody’s Investor Service is a leading provider of security credit ratings

Annual Report | October 31, 2014	3

Reaves Utility Income Fund	Shareholder Letter
October 31, 2014 (Unaudited)

emerging markets, particularly India and South Africa, in an attempt to differentiate Vodafone from its competitors. A third result was the step-up in Vodafone’s attempt to acquire fixed fiber assets in Europe to be able to offer converged (fixed and wireless broadband) services in markets like Germany and Spain. Despite the long-term promise of the capital and acquisition programs, we elected to trim Vodafone holdings in light of the difficult challenges it faces in much of Europe.

Accelerating competitive intensity in wireless telecom was a major concern all year. At the beginning of the fiscal year, AT&T and Verizon were the number one and two holdings of the Fund because of their historically very safe dividends and their relative high yields. However, both companies, as we expected, have come under intense competitive pressure. To deal with aggressive promotional pricing from T-Mobile and more recently Sprint, AT&T has materially re-priced the base on lower rate plans. Verizon has been more selective in reducing prices. We increased Verizon’s portfolio weighting, while decreasing AT&T’s, because, in our view, Verizon is better positioned to deal with increased competition. At year end, AT&T was no longer among the Fund’s top-ten holdings.

Outlook

With reference to historical utility valuations current, PE (price/earnings) multiples appear extended. However, in the current economic environment, utility valuations are reasonable. We continue to expect competitive total returns from utilities with predictable earnings and dividend growth with current yields in excess of the 10-year U.S. Treasury. Stubbornly low GDP (gross domestic product) growth and inflation in the face of increased employment supports our positive outlook.

A principal concern of investors is and has been Federal Reserve interest-rate policy. The latest iteration of quantitative easing has ended, and the Fund’s underlying portfolio has not been adversely affected. Given continued sub-par economic growth in the U.S. and the specter of deflation in Europe and Japan, we expect a controlled and manageable rise in interest rates in the U.S. in the second half of 2015. The fear that rising interest rates will increasingly impair the Fund’s portfolios performance is based on a backward look into the ‘70s, ‘80s and ‘90s when high and possibly rising inflation was a concern. An analysis of the current low growth, low inflation environment in a world where supply is plentiful and demand insufficient suggests a compelling case for our investment approach.

2015 is likely to be a year of low, absolute returns for much of the equity market. Dividends will probably be a major source of investor returns. We believe the Fund’s underlying portfolio provides a competitive level of current income, which is rising as well as tax advantaged compared to bonds. The income component dampens portfolio volatility. The income and dividend-paying ability of portfolio companies is derived largely from non-discretionary revenues generated from ownership and operation of real assets.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of Reaves Asset Management

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

Definitions:

bps (basis points) – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

LIBOR – The London Interbank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is one of the primary benchmarks for short-term interest rates around the world.

Floating Rate – An interest rate that is allowed to move up and down with the rest of the market or along with an index or benchmark. This contrasts with a fixed interest rate, in which the interest rate stays constant for the duration of the agreement.

S&P Utilities Index – The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

You cannot invest directly in an index.

Sector Allocation as of 10/31/14

*	Includes Limited Partnerships, Mutual Funds and Money Market Funds

Annual Report | October 31, 2014	5

Reaves Utility Income Fund	Report of Independent Registered Accounting Firm

To the Board of Trustees and Shareholders of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and partnership administrator. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

December 23, 2014

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Reaves Utility Income Fund	Statement of Investments
October 31, 2014

	SHARES	VALUE
COMMON STOCKS 123.95%
Diversified Telecommunication Services 19.52%
AT&T, Inc.(1)(2)	1,161,900	$40,480,596
BCE, Inc.(1)	985,000	43,802,950
BT Group PLC	1,845,000	10,846,518
BT Group PLC - Sponsored ADR	80,000	4,720,000
CenturyLink, Inc.	280,000	11,614,400
TELUS Corp., Canadian Shares	330,000	11,826,183
Verizon Communications, Inc.(1)(2)	1,232,680	61,942,170

		185,232,817

Electric Utilities 38.27%
Duke Energy Corp.(1)	606,999	49,864,968
Edison International	80,000	5,006,400
Entergy Corp.(1)	430,000	36,128,600
Exelon Corp.	400,000	14,636,000
ITC Holdings Corp.(1)(2)	1,525,000	60,405,250
NextEra Energy Partners LP	27,000	987,120
NextEra Energy, Inc.(1)	615,000	61,635,300
Northeast Utilities(1)(2)	560,000	27,636,000
Pinnacle West Capital Corp.(1)	710,000	43,643,700
Portland General Electric Co.	155,000	5,643,550
PPL Corp.(1)(2)	750,000	26,242,500
SSE PLC	50,000	1,278,954
The Southern Co.(1)	650,000	30,134,000

		363,242,342

Gas Utilities 2.27%
National Fuel Gas Co.	60,000	4,153,800
ONE Gas, Inc.(1)	350,000	13,282,500
South Jersey Industries, Inc.	70,000	4,104,800

		21,541,100

Independent Power and Renewable Electricity Producers 0.46%
NRG Energy, Inc.	53,000	1,588,940
NRG Yield, Inc., Class A	27,500	1,374,175
Pattern Energy Group, Inc.	50,000	1,439,000

		4,402,115

Annual Report | October 31, 2014	7

Reaves Utility Income Fund	Statement of Investments
October 31, 2014

	SHARES	VALUE
Media 5.09%
Charter Communications, Inc., Class A*(1)(2)	148,000	$23,441,720
Comcast Corp., Class A	125,000	6,918,750
Liberty Global PLC, Class A*	20,000	909,400
Liberty Global PLC, Series C*	20,000	889,400
Time Warner Cable, Inc.	110,000	16,193,100

		48,352,370

Multi-Utilities 35.54%
Ameren Corp.(1)(2)	400,000	16,936,000
Dominion Resources, Inc.(1)(2)	560,000	39,928,000
DTE Energy Co.(1)	730,000	59,976,800
Infraestructura Energetica Nova SAB de CV	550,000	3,355,648
Integrys Energy Group, Inc.(1)(2)	440,000	31,979,200
National Grid PLC	350,000	5,184,605
National Grid PLC - Sponsored ADR(1)(2)	425,000	31,615,750
NiSource, Inc.	730,000	30,703,800
OGE Energy Corp.	30,000	1,118,700
PG & E Corp.(1)(2)	500,000	25,160,000
SCANA Corp.(1)(2)	800,000	43,912,000
Sempra Energy(1)(2)	290,000	31,900,000
TECO Energy, Inc.	285,000	5,588,850
Wisconsin Energy Corp.(1)	200,000	9,932,000

		337,291,353

Oil, Gas & Consumable Fuels 5.23%
ONEOK, Inc.	300,000	17,682,000
The Williams Cos., Inc.(1)	575,000	31,918,250

		49,600,250

Real Estate Investment Trusts (REITS) 2.41%
American Tower Corp.(1)	235,000	22,912,500

Road & Rail 6.52%
Canadian Pacific Railway, Ltd. - ADR	6,500	1,349,920
Union Pacific Corp.(1)(2)	520,000	60,554,000

		61,903,920

Water Utilities 5.64%
American Water Works Co., Inc.(1)	880,000	46,965,600
Aqua America, Inc.	190,000	4,978,000
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	200,000	1,552,000

		53,495,600

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Reaves Utility Income Fund	Statement of Investments
October 31, 2014

	SHARES	VALUE

Wireless Telecommunication Services 3.00%
Telefonica Brasil S.A. - ADR	207,500	$4,241,300
Vodafone Group PLC	1,090,909	3,617,632
Vodafone Group PLC - Sponsored ADR(1)(2)	619,411	20,576,834

		28,435,766

TOTAL COMMON STOCKS
(Cost $845,420,244)		1,176,410,133

PREFERRED STOCKS 0.29%
Electric Utilities 0.19%
Entergy Louisiana Holdings LLC, 6.950%	7,900	798,641
Entergy Mississippi, Inc.:
6.250%	10,000	247,500
4.560%	3,520	324,830
Entergy New Orleans, Inc., 4.360%	4,500	410,906

		1,781,877

Multi-Utilities 0.10%
Ameren Illinois Co., 4.250%	10,300	924,425

TOTAL PREFERRED STOCKS
(Cost $2,233,892)		2,706,302

LIMITED PARTNERSHIPS 5.24%
Enbridge Energy Partners LP	150,000	5,410,500
Enterprise Products Partners LP	950,000	35,055,000
MarkWest Energy Partners LP	60,000	4,203,000
Talara Opportunities II, LP(3)(4)		2,990,536
Williams Partners LP	40,000	2,062,000

TOTAL LIMITED PARTNERSHIPS
(Cost $29,213,664)		49,721,036

Annual Report | October 31, 2014	9

Reaves Utility Income Fund	Statement of Investments
October 31, 2014

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS 0.11%
Diversified Telecommunication Services 0.11%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba3/BB-	$1,000,000	$1,070,000

TOTAL CORPORATE BONDS
(Cost $1,045,400)			1,070,000

		SHARES	VALUE

MUTUAL FUNDS 0.47%
Loomis Sayles Institutional High Income Fund		548,386	4,485,797

TOTAL MUTUAL FUNDS
(Cost $4,000,000)			4,485,797

MONEY MARKET FUNDS 0.21%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)		1,978,667	1,978,667

TOTAL MONEY MARKET FUNDS
(Cost $1,978,667)			1,978,667

TOTAL INVESTMENTS - 130.27%
(Cost $883,891,867)			$1,236,371,935

LEVERAGE FACILITY - (30.56%)			(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.29%			2,716,175

NET ASSETS - 100.00%			$949,088,110

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2014. (see Note 4)
(2)	Loaned scurity; a portion or all of the security is on loan at October 31, 2014. (see Note 4)
(3)	Restricted security. Investment represents a non-public partnership interest and is not unitized.
(4)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) Excludes an unfunded commitment of $1,481,722 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be made.

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Reaves Utility Income Fund	Statement of Investments
October 31, 2014

Common Abbreviations:

ADR - American Depositary Receipt.

Co. - Company.

Corp. - Corporation.

Inc. - Incorporated.

LLC - Limited Liability Company.

LP - Limited Partnership.

LTD. - Limited.

PLC - Public Limited Company.

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

This translates literally in all languages mentioned as anonymous company.

SAB de CV - A variable rate company.

See Notes to Financial Statements.

Annual Report | October 31, 2014	11

Reaves Utility Income Fund	Statement of Assets and Liabilities
October 31, 2014

ASSETS:
Investments, at value (Cost $883,891,867)*	$1,236,371,935
Cash	116,500
Dividends receivable	3,134,971
Interest receivable	21,784
Receivable for investments sold	2,820,412

Total Assets	1,242,465,602

LIABILITIES:
Loan payable	290,000,000
Interest payable on loan outstanding	22,234
Payable for investments purchased	2,470,045
Accrued investment advisory fees	581,319
Accrued administration fees	267,912
Accrued trustees fees	19,500
Accrued chief compliance officer fees	3,250
Other payables and accrued expenses	13,232

Total Liabilities	293,377,492

Net Assets Applicable to Common Shareholders	$949,088,110

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,930,702
Undistributed net investment income	229,048
Accumulated net realized gain on investments and foreign currency transactions	14,452,531
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	352,475,829

Net Assets Applicable to Common Shareholders	$949,088,110

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294

Net asset value per common share	$32.71

* Securities Loaned, at value	$275,459,114

    See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Operations
For the Year Ended October 31, 2014

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $566,861)	$66,689,974
Interest on investment securities	77,489
Securities lending income	143,177

Total Investment Income	66,910,640

EXPENSES:
Interest on loan	4,726,916
Investment advisory fees	6,630,837
Administration fees	3,055,951
Chief compliance officer fees	39,000
Trustees fees	124,054
Miscellaneous fees	94,156

Total Expenses	14,670,914

Net Investment Income	52,239,726

Net realized gain/(loss) on:
Investment securities	(34,205)
Foreign currency transactions	(29,692)
Long-term capital gains from other investment companies	225,200
Change in unrealized appreciation/(depreciation) of:
Investment securities	134,474,598
Translation of assets and liabilities denominated in foreign currencies	(8,015)

Net gain on investments and foreign currency transactions	134,627,886

Net Increase in Net Assets Attributable to Common Shares from Operations	$186,867,612

    See Notes to Financial Statements.

Annual Report | October 31, 2014	13

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$52,239,726	$33,113,009
Net realized gain/(loss) on:
Investment securities	(34,205)	14,665,321
Foreign currency transactions	(29,692)	(6,254)
Long-term capital gains from other investment companies	225,200	–
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	134,466,583	63,255,750

Net increase in net assets attributable to common shares from operations	186,867,612	111,027,826

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(43,533,047)	(43,811,584)
From net realized gains	(3,977,860)	(1,885,929)

Net decrease in net assets from distributions to common shareholders	(47,510,907)	(45,697,513)

Net Increase in Net Assets Attributable to Common Shares	139,356,705	65,330,313

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of year	$809,731,405	$744,401,092

End of year*	$949,088,110	$809,731,405

*Including undistributed/(overdistributed) net investment income of:	$229,048	$(5,972,222)

    See Notes to Financial Statements.

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Reaves Utility Income Fund	Statement of Cash Flows
For the Year Ended October 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$186,867,612
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(306,684,765)
Proceeds from disposition of investment securities	299,598,460
Net purchases of short-term investment securities	701,827
Net realized loss on investment securities	34,205
Long-term capital gains from other investment companies	(225,200)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(134,466,583)
Premium amortization	4,910
Return of capital distributions received on preferred stocks	154,560
Decrease in dividends receivable	1,234,587
Decrease in interest receivable	38,474
Decrease in prepaid arrangement and renewal fees on loan outstanding	646,504
Increase in interest on loan payable outstanding	22,234
Increase in accrued investment advisory fees	49,810
Increase in accrued administration fees	22,956
Decrease in accrued trustees fees	(12,108)
Decrease in accrued expenses for rights offering costs (See Note 3)	(66,518)
Decrease in other payables and accrued expenses	(33,068)

Net Cash Provided by Operating Activities	47,887,897

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(47,510,907)
Bank overdrafts	(252,475)

Net Cash Used in Financing Activities	(47,763,382)

Effect of exchange rates on cash	(8,015)

Net Increase in cash	116,500

Cash, beginning of year	$–

Cash, end of year	$116,500

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$4,704,682

    See Notes to Financial Statements.

Annual Report | October 31, 2014	15

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:

Net asset value per share, beginning of period

INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains

Total income from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains

Total distributions to common shareholders

Change due to rights offering(3)

Total distributions and rights offering

Net asset value per common share, end of year

Market price per common share, end of year

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of year (000s)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(5)
Ratio of expenses to average net assets attributable to common shares(5)

Ratio of net investment income to average net assets attributable to common shares(5)
Ratio of expenses to average managed assets(6)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of year, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(8)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

    Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Year Ended 10/31/14	For the Year Ended 10/31/13	For the Year Ended 10/31/12	For the Year Ended 10/31/11	For the Year Ended 10/31/10

$27.91	$25.66	$23.70	$21.75	$15.82

1.80	1.14	1.21	1.40	1.56
4.64	2.69	3.02	2.02	5.98

–	–	–	(0.02)	(0.16)
–	–	–	(0.00)(2)	–

6.44	3.83	4.23	3.40	7.38

(1.50)	(1.51)	(1.37)	(1.45)	(1.45)
(0.14)	(0.07)	(0.47)	–	–

(1.64)	(1.58)	(1.84)	(1.45)	(1.45)

–	–	(0.43)	–	–

(1.64)	(1.58)	(2.27)	(1.45)	(1.45)

$32.71	$27.91	$25.66	$23.70	$21.75

$30.88	$25.92	$25.29	$25.05	$22.19

24.24%	15.73%	16.57%	15.99%	48.33%
26.29%	9.05%	8.70%	20.15%	56.37%

$949,088	$809,731	$744,401	$545,023	$497,917
1.16%	1.21%	1.19%	1.27%	N/A
1.71%	1.71%	1.83%	1.93%	1.51%

6.10%	4.33%	4.91%	6.08%	8.33%
N/A	N/A	N/A	N/A	0.97%
26%	30%	27%	34%	53%

N/A	N/A	N/A	$–(7)	$240,104
N/A	N/A	N/A	–(7)	9.6
N/A	N/A	N/A	$–(7)	$76,877
N/A	N/A	N/A	$–(7)	$25,000
N/A	N/A	N/A	$–(7)	$25,000

$290,000	$290,000	$290,000	$185,000	N/A
$4,273	$3,792	$3,567	$3,946	N/A

Annual Report | October 31, 2014	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (See Note 3).
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Ratios do not reflect dividend payments to preferred shareholders.
(6)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(7)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(8)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

    See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund was previously registered as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, the Fund became a diversified company. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Annual Report | October 31, 2014	19

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,176,410,133	$–	$–	$1,176,410,133
Preferred Stocks	–	2,706,302	–	2,706,302
Limited Partnerships	46,730,500	–	2,990,536	49,721,036
Corporate Bonds	–	1,070,000	–	1,070,000
Mutual Funds	4,485,797	–	–	4,485,797
Money Market Funds	1,978,667	–	–	1,978,667

Total	$1,229,605,097	$3,776,302	$2,990,536	$1,236,371,935

*	See Statement of Investments for industry classification.

As of October 31, 2014, the Fund applied the cost approach to value its Level 3 investment, with a 15% liquidity discount. The fair valuation procedures used to value the Level 3 investment are in accordance with the Fund’s Board approved fair valuation policies.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

During the year ended October 31, 2014, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2013	Return of capital	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/ or (out) of Level 3	Balance as of 10/31/2014	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 10/31/2014

Preferred Stocks	$139,000	$(154,560)	$–	$15,560	$–	$–	$–	$–	$–

Limited Partnerships	2,417,685	–	–	(101,091)	673,942	–	–	2,990,536	(101,091)

TOTAL	$2,556,685	$(154,560)	$–	$(85,531)	$673,942	$–	$–	$2,990,536	$(101,091)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the year ended October 31, 2014, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Annual Report | October 31, 2014	21

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Distributions paid from:
Ordinary Income	$43,533,047	$35,401,680
Long-Term Capital Gain	3,977,860	10,295,833

Total	$47,510,907	$45,697,513

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income		$6,527,275
Accumulated Capital Gain		522,635
Unrealized Appreciation		366,547,920
Other Cumulative Effect of Timing Differences		(6,440,422)

Total		$367,157,408

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2014, certain differences were reclassified. The Fund decreased accumulated net investment income by $(2,505,409), increased accumulated net realized gain by $2,535,001 and decreased paid in capital by $(29,592).

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of investments in partnerships.

As of October 31, 2014, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$373,964,514
Gross depreciation (excess of tax cost over value)	(7,412,355)
Net depreciation of foreign currency	(4,239)

Net unrealized appreciation	366,547,920

Cost of investments for income tax purposes	$869,819,776

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Common Stock outstanding - beginning of period	29,014,294	29,014,294
Common Stock outstanding - end of period	29,014,294	29,014,294

In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

4. BORROWINGS

In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares”) were redeemed at their liquidation value plus accrued dividends. Concurrently, the Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed (the “Variable Commitment”) and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee, amortized over a 6 month period, of 0.25% on the Initial Maximum Commitment.

Annual Report | October 31, 2014	23

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the “Fixed Commitment”). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The fund paid a renewal fee of 0.25% on the Variable Commitment on October 25, 2013.

For the year ended October 31, 2014, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $217,500,000 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.26%. The interest rate applicable to the Variable Commitment on October 31, 2014 was 1.26%. As of October 31, 2014, the amount of outstanding borrowings was $290,000,000 and the amount of pledged collateral was $668,080,550.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2014, the value of securities on loan was $275,459,114.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the year ended October 31, 2014.

5. RESTRICTED SECURITIES

As of October 31, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of October 31, 2014 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Talara Opportunities II, LP	08/30/2013 - 10/30/2014	3,518,278	2,990,536	0.32%
TOTAL		$3,518,278	$2,990,536	0.32%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2014, aggregated $309,154,810 and $301,671,105, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs related to issuance of common stock, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Annual Report | October 31, 2014	25

Reaves Utility Income Fund	Notes to Financial Statements
October 31, 2014

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2014 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Annual Report | October 31, 2014	27

Reaves Utility Income Fund	Additional Information
October 31, 2014 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
October 31, 2014 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013 qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”).

	QDI	DRD
Reaves Utility Income Fund	100%	87.75%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $3,977,860 as long-term capital gain distribution for the year ended October 31, 2014.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Annual Report | October 31, 2014	29

Reaves Utility Income Fund	Additional Information

October 31, 2014 (Unaudited)

	Total Cumulative Distributions for the year ended October 31,2014				% Breakdown of the Total Cumulative Distributions for the year ended October 31,2014
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$1.2874	$0.3501	$0.0000	$1.6375	78.62%	21.38%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

30	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]

Non-Interested Nominees
E. Wayne Nordberg Trustee 1938	Since 2012*	Mr. Nordberg is currently the Chairman and Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment advisor.	Mr. Nordberg is a Director of Annaly Capital Management, Inc., a real estate investment trust and PetroQuest Energy, Inc., an oil and gas exploration company.
Larry W. Papasan Trustee 1940	Since Inception*	Mr. Papasan is currently a Director/Trustee of Mimedx Inc., AxioMed Spine, Bio Medical Tissue Technologies, Bionova, Inc. and Spinez, Inc., each a medical services company, SSR Engineering, an engineering company, and Triumph Bank.	None

Annual Report | October 31, 2014	31

Reaves Utility Income Fund	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]

Non-Interested Trustees
Mary K. Anstine Trustee 1940	Since Inception***	Ms. Anstine is a Trustee of A.V. Hunter Trust and Director of the Colorado Uplift Board and Chairwoman of the Westcore Funds. Ms. Anstine was formerly the President/Chief Executive Officer of HealthONE Alliance (hospital group).	Ms. Anstine is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (31); ALPS Variable Insurance Trust (7); and Westcore Funds (12).
Michael F. Holland Trustee 1944	Since Inception***	Mr. Holland is Chairman of Holland & Company, an investment management company.	Mr. Holland is a Director of Blackstone/GSO Senior Floating Rate Term Fund (1), Holland Series Funds, Inc. (1); and Trustee of State Street Master Funds (5); China Fund, Inc. (1); and Taiwan Fund, Inc. (1).
Jeremy W. Deems Trustee 1976	Since 2008**	Mr. Deems is the Co-Founder, Chief Financial Officer, and Chief Operating Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	Mr. Deems is a Trustee of ALPS ETF Trust (21); Financial Investors Trust (31); and ALPS Variable Insurance Trust (5).

32	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]

Interested Trustee
Jeremy O. May[3] Chairman, Trustee and President 1970	Chairman & Trustee Since 2009** President Since 2010	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director and Executive Vice President of ALPS Holdings Inc. (“AHI”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APS”) Because of his positions with ALPS, AHI, AAI, ADI and APS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and ALPS Variable Insurance Trust.	Mr. May is on the Board of Directors and Vice Chairman of the University of Colorado Foundation.

Annual Report | October 31, 2014	33

Reaves Utility Income Fund	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]

Officers
Jennifer T. Welsh Secretary 1976	Since 2014	Ms. Welsh, Vice President & Associate Counsel for ALPS Fund Services, Inc., joined ALPS in 2013. She is also Vice President and Associate Counsel of ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributors, Inc. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012. Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.	N/A

34	1-800-644-5571

Reaves Utility Income Fund	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Position(s) Held with the Trust, Address,[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee or Nominee[4]

Officers (continued)
Jill A. Kerschen Treasurer 1975	Treasurer Since 2014 Assistant Treasurer 2013-2014	Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS. Ms. Kerschen is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kerschen also serves as Assistant Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Macquarie Global Infrastructure Total Return Fund and the Westcore Funds. Ms. Kerschen was formerly a Senior Manager, Financial & Tax Reporting 2007-2013 at Great-West Financial.	N/A
Cory J. Gossard Chief Compliance Officer 1971	Since 2014	Mr. Gossard joined ALPS Fund Services, Inc. in 2014. Prior to joining ALPS, Mr. Gossard advanced through a series of progressively responsible roles throughout an 18 year career with Citibank, focused on compliance, global relationship management, risk mitigation and fund administration.	N/A

(1)	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)

The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2014 Annual Meeting of Shareholders.
**	Term expires at the Trust’s 2015 Annual Meeting of Shareholders.
***	Term expires at the Trust’s 2016 Annual Meeting of Shareholders.
(3)	Mr. May is considered to be an “interested person” (as defined in the 1940 Act) because of his affiliation with ALPS, which acts as the Trust’s sponsor.
(4)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Annual Report | October 31, 2014	35

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy Deems and Mike Holland as the Registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Deems is Co-President and Chief Financial Officer of Green Alpha Advisors, LLC and was formerly Chief Financial Officer and Treasurer of Forward Management, LLC. Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees:    The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2014 and 2013 were $34,000 and $34,000, respectively.

(b)

Audit-Related Fees:    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2014 and 2013 were $0 and $0, respectively.

(c)

Tax Fees:    The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for fiscal years 2014 and 2013 were $3,730, and $3,390, respectively.

(d)

All Other Fees:    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years 2014 and 2013 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	Not applicable to Registrant.

(h)	Not applicable to Registrant.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine

Jeremy W. Deems (designated audit committee financial expert)

Michael F. Holland (designated audit committee financial expert)

E. Wayne Nordberg

Larry W. Papasan

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a) The Registrant’s proxy voting policies and procedures are attached as Exhibit 7.

(b) Not applicable to Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Managers as of December 31, 2014.

Name	Title	Length of Service	Business Experience 5 Years
Ronald Sorenson	Portfolio Manager	Since inception	PM, Reaves Asset Management 1991-present
William Ferer	Portfolio Manager	Since inception	PM, Reaves Asset Management, Inc. 1987-present

(a)(2) Other Accounts Managed as of October 31, 2014.

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
Ronald Sorenson	$550,575,418 2 accounts	0	$1,134,215,809 690 accounts
William Ferer	$72,340,744 1 account	0	$776,291,417 16 accounts

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Registrant’s investment adviser may have in place that could benefit the Registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager Compensation as of October 31, 2014.

Compensation of Portfolio Managers. Compensation paid by the Reaves Assets Management (“Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Firm, each fiscal-year, and the contribution of each portfolio manager to the Firm’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar Range of Securities Owned as of October 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant [1]
Ronald Sorenson	$100,001 - $500,000
William Ferer	$100,001 - $500,000

1“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable to Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) The Proxy Voting Policies and Procedures for W.H. Reaves & Co., Inc. is attached hereto as Exhibit 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May President (Principal Executive Officer)

Date:	January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May President (Principal Executive Officer)

Date:	January 9, 2015

By:	/s/ Jill A. Kerschen
Jill A. Kerschen Treasurer (Principal Financial Officer)

Date:	January 9, 2015